FIRST EAGLE FUNDS
T SHARE CLASS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 5, 2017
TO PROSPECTUS DATED APRIL 10, 2017

This Supplement is intended to highlight certain changes to the Class T Share Prospectus dated April 10, 2017. Please review these matters carefully.

Effective July 1, 2017, the investment management fee for First Eagle Fund of America is calculated at the annual rate of 0.90% of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion.

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The information in this Supplement modifies the First Eagle Funds’ Class T Share Prospectus dated April 10, 2017. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “Summary Information about the First Eagle Fund of America-Fees and Expenses of the Fund of America” and “The Adviser.” For example, the footnote to the Management Fees line item in the Fund’s fee and expense table appearing on page 44 is replaced with: “Effective July 1, 2017, the fee rate is 0.90% on the Fund’s first $2.25 billion in net assets, and 0.85% on the Fund’s next $2.75 billion in net assets and 0.80% in excess of $5 billion. Pre-July 1, 2017, the rate was 0.90% on the Fund’s first $5 billion in net assets, and 0.85% in excess of $5 billion. The management fee shown in the table above reflects the pre-July 1, 2017 rate.”

As noted in the First Eagle Funds’ Class T Share Prospectus, the Class T shares are not yet available for sale to the general public.